UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Central Index Key Number of the issuing entity: 0001689417 Morgan Stanley Capital I Trust 2016-UBS12
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001542256 Natixis Real Estate Capital LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-06	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code    (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”), dated and filed as of December 7, 2016, with respect to Morgan Stanley Capital I Trust 2016-UBS12. The purpose of this amendment is (1) to make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed, (2) to make clerical and other minor revisions to the version of Exhibit 99.5 that was previously filed and (3) to make clerical revisions to the exhibit descriptions in the Original Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
1.1	Underwriting Agreement, dated as of November 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)

4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 23, 2016, which such certification is dated November 23, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated November 22, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Natixis Real Estate Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder and Initial Note A-6 Holder.
99.6	Agreement Between Note Holders, dated as of December 5, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of December 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-1-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, UBS, AG, as Initial Note A-3 Holder, UBS, AG, as Initial Note A-4 Holder, UBS, AG, as Initial Note A-5 Holder, UBS, AG, as Initial Note A-6 Holder and UBS, AG, as Initial Note A-7 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of October 17, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)

99.9	Agreement Between Note Holders, dated as of September 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Co-Lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-3 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of December 7, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-4 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-5 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of November 14, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between, Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between, Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as Initial Note A-4 Holder, Natixis Real Estate Capital LLC, as Initial Note A-5 Holder, Natixis Real Estate Capital LLC, as Initial Note A-6 Holder, Natixis Real Estate Capital LLC, as Initial Note A-7 Holder, Natixis Real Estate Capital LLC, as Initial Note A-8 Holder, Natixis Real Estate Capital LLC, as Initial Note A-9 Holder, Natixis Real Estate Capital LLC, as Initial Note A-10 Holder, Natixis Real Estate Capital LLC, as Initial Note A-11 Holder, Natixis Real Estate Capital LLC, as Initial Note A-12 Holder, Natixis Real Estate Capital LLC, as Initial Note A-13 Holder, and Natixis Real Estate Capital LLC, as Future Funding Indemnitor. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Agreement Between Note Holders, dated as of October 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date: December 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 23, 2016, which such certification is dated November 23, 2016. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated November 22, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)

99.3	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Natixis Real Estate Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder and Initial Note A-6 Holder.
99.6	Agreement Between Note Holders, dated as of December 5, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of December 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-1-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, UBS, AG, as Initial Note A-3 Holder, UBS, AG, as Initial Note A-4 Holder, UBS, AG, as Initial Note A-5 Holder, UBS, AG, as Initial Note A-6 Holder and UBS, AG, as Initial Note A-7 Holder. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of October 17, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of September 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Co-Lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-3 Holder. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of December 7, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-4 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-5 Holder. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of November 14, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)

99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between, Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between, Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as Initial Note A-4 Holder, Natixis Real Estate Capital LLC, as Initial Note A-5 Holder, Natixis Real Estate Capital LLC, as Initial Note A-6 Holder, Natixis Real Estate Capital LLC, as Initial Note A-7 Holder, Natixis Real Estate Capital LLC, as Initial Note A-8 Holder, Natixis Real Estate Capital LLC, as Initial Note A-9 Holder, Natixis Real Estate Capital LLC, as Initial Note A-10 Holder, Natixis Real Estate Capital LLC, as Initial Note A-11 Holder, Natixis Real Estate Capital LLC, as Initial Note A-12 Holder, Natixis Real Estate Capital LLC, as Initial Note A-13 Holder, and Natixis Real Estate Capital LLC, as Future Funding Indemnitor. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Agreement Between Note Holders, dated as of October 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)